UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 19, 2008

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware _________________ (State or other jurisdiction of incorporation)	1-13884 ________________ (Commission File Number)	76-0451843 ________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ____________________________________	77027 __________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
  (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
  (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2007, Cameron International Corporation (“Cameron”) issued a press release announcing the election of Douglas L. Foshee as an independent director of the Company, effective July 1, 2008.  The Board will make Mr. Foshee's committee assignment at its next meeting in July, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated June 19, 2008 – Cameron Elects Douglas L. Foshee to Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:                      June 19, 2008